SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                  April 12, 2002
                                                          ----------------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                    001-15217                   57-0990958
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(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


147 WEST ELECTION ROAD, SUITE 110, DRAPER, UT                         84020
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (801) 984-2600
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

COMPANY ANNOUNCES BANKRUPTCY COURT APPROVAL OF DEBTOR-IN-POSSESSION FACILITY.

       On April 12, 2002, U.S. Aggregates, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that on April 1, 2002, Judge Gregg W. Zive of the U.S. Bankruptcy Court in Reno, Nevada, issued an order approving on a final basis a $17.5 million debtor-in-possession facility (the "DIP Facility") between the Company and certain of its pre-petition lenders. The order supersedes the interim order entered by Judge Zive on March 11, 2002, which allowed the Company to borrow up to $7.1 million under the DIP Facility pending a final review of the DIP Facility. A copy of the DIP Facility is attached hereto as Exhibit 4.1. The DIP Facility, which consists of $10 million in revolving loans and $7.5 million in letters of credit, will enable the Company to operate its business in the ordinary course for one year, or until the sale of its assets is consummated, whichever comes first.

COMPANY ANNOUNCES BANKRUPTCY COURT APPROVAL OF SALE BIDDING PROCEDURES.

       In its press release dated April 12, 2002, the Company also announced that on April 9, 2002, Judge Zive of the U.S. Bankruptcy Court in Reno, Nevada, issued an order approving bidding and other sale procedures for the proposed sale of the Company's assets pursuant to Section 363 of the U.S. Bankruptcy Code. A key element of this process will be a competitive bidding auction at which all qualified parties can, and are encouraged to, bid for the assets of the entire company or those of its Western or Southeastern business.

COMPANY ANNOUNCES EXPIRATION OF THE WAITING PERIOD UNDER THE HART-SCOTT-RODINO ACT OF 1976.

       In its press release dated April 12, 2002, the Company also announced that on April 2, 2002, the waiting period under the Hart-Scott-Rodino Act of 1976 expired without inquiry by the Federal Trade Commission or the Department of Justice. The waiting period pertained to the notices filed in accordance with United States anti-trust laws by the Company and Oldcastle Materials Inc. regarding the pending sale of the Company's assets. Expiration or termination of the waiting period was a condition to the sale of the Company's assets to Oldcastle Materials Inc., which sale remains dependent on the results of the competitive bidding auction described above.

ITEM 7.  EXHIBITS

EXHIBIT NO.          DESCRIPTION

4.1 Post-Petition Credit Agreement dated as of March 11, 2002 among U.S. Aggregates, Inc., Bank of America, N.A., and certain other financial institutions.

99.1 Press Release dated April 12, 2002, entitled "Bankruptcy Court Issues Orders Approving U.S. Aggregates DIP Facility on a Final Basis and Sale Bidding Procedures; Hart-Scott-Rodino Waiting Period Expires."

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      U.S. AGGREGATES, INC.



Date:  April 12, 2002                 By: /s/ Stanford Springel
                                          --------------------------------------
                                              Stanford Springel
                                              Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION                                            PAGE NO.
-----------      -----------                                            --------

   4.1           Post-Petition Credit Agreement dated as of March 11,     4.1-1
                 2002 among U.S. Aggregates, Inc., Bank of America,
                 N.A., and certain other financial institutions.



  99.1           Press Release dated April 12, 2002, entitled            99.1-1
                 "Bankruptcy Court Issues Orders Approving U.S.
                 Aggregates DIP Facility on a Final Basis and Sale
                 Bidding Procedures; Hart-Scott-Rodino Waiting Period
                 Expires."

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